                                                                    EXHIBIT 10.1
                            JOINT VENTURE AGREEMENT
                            -----------------------

THIS AGREEMENT entered into the 23 day of May, 1988 by and among STAAR
Surgical Company, a corporation organized and existing under the laws of the State of Delaware, with head office at 1911 Walker Avenue, Monrovia, California 91016, U.S.A. (hereinafter referred to as "STAAR"), Canon Inc., a corporation organized and existing under the laws of Japan, with head office at 30-2, Shimomaruko 3-chome, Ohta-ku, Tokyo, Japan (hereinafter referred to as "CANON") and Canon Sales Co., Inc., a corporation organized and existing under the laws of Japan, with head office at 11-28, Mita 3-chome, Minato-ku, Tokyo, Japan (hereinafter referred to as "CANON SALES").


                                  WITNESSETH:

WHEREAS, STAAR, CANON and CANON SALES desire to form a new company which will engage in the business of manufacturing in Japan and selling in Japan and other countries certain intraocular lenses and other products.

NOW, THEREFORE, in consideration of the mutual promises herein contained it is agreed among the parties hereto as follows:

1.  Formation of New Company
    ------------------------

    1.1  Formation and purpose
         By June 1, 1988 or as soon thereafter as is practicable, a Japanese joint stock company (Kabushiki Kaisha) shall be formed which shall have as its principal purpose the design, manufacture and sale in Japan of intraocular lenses, surgical packs, phaco emulsification machines and ophthalmic drugs and other medical products (hereinafter referred to as the "New Company"). Unless hereafter approved by the shareholders of the New Company, the New Company shall not market directly its products. Instead, it is the intention of the parties hereto that the New Company shall market its products worldwide through CANON, CANON SALES, their subsidiaries and/or STAAR or such other distributors as the Board of Directors of the New Company may approve. The terms of any
                                                                ----------------
         such distribution arrangement shall be subject to the unanimous
         ---------------------------------------------------------------
         approval of the Board of Directors of the New Company.
         -----------------------------------------------------

     1.2 Name
         The name of the New Company shall be Canon Staar Kabushiki Kaisha (in English, Canon Staar Co., Inc.) or such other name as is agreed to by resolution of the shareholder.

    1.3  Articles of Incorporation
         The Articles of Incorporation of the New Company to be adopted at the time of formation shall be, in form and in substance, substantially identical to those attached hereto as Exhibit A, provided that the original copies of the Articles of Incorporation of the New Company shall be prepared in the Japanese language.

2.  Capitalization
    --------------

    2.1  Initial Capital
         The New Company shall have an authorized capital of one billion (1,000,000,000) Japanese Yen consisting of twenty thousand (20,000)
                                                    ------------------------
         shares of voting common stock, having a par value of fifty thousand
         -----------------------------
         (50,000) Japanese Yen each. The total number of shares to be issued by
                                     ------------------------------------------
         the New Company at the time of formation shall be seven thousand and
         --------------------------------------------------------------------
         five hundred (7,500) shares. The shares to be issued at the time of
         ---------------------------
         formation shall be subscribed to and paid for in cash by the below-mentioned parties as follows (the terms and conditions of the subscriptions, other than those provided by this Agreement, shall be determined by a separate agreement of all the parties hereto.):

                           Number of Shares         Subscription Amount
                           ----------------         -------------------

         STAAR               3,750  shares             Yen 187,500,000
         CANON               1,875  shares             Yen  93,750,000
         CANON SALES         1,875  shares             Yen  93,750,000

         The subscription by each party of the relevant shares of the New Company shall be made on the condition that the Notification concerning Domestic Direct Investment to be filed by STAAR with respect to the shares of the New Company to be subscribed by STAAR as aforesaid has been filed with and duly accepted by the Japanese Government under the Foreign Exchange and Foreign Trade Control Law and STAAR's acquisition of such shares has been duly authorized thereunder.

    2.2  Promoters
         It is understood and agreed that CANON shall nominate seven (7) promoters including CANON for the purpose of the formation of the New Company (as required by Japanese law) and that all shares subscribed for by such promoters other than CANON immediately after the formation of the New Company.

3.  Management
    ----------

     3.1  Board of Directors
          The New Company will have three (3) directors on the Board of Directors, one of whom shall be appointed by STAAR, one by CANON and one by CANON SALES respectively. Initially the New Company shall have a President, an Executive Vice President and another Director with specific titles. All of them shall be representative directors with authority to represent the New Company. The President shall be designated by STAAR, and the Executive Vice President and the Director with specific titles shall be designated by CANON and CANON SALES. It is understood that pursuant to Japanese law, no remuneration shall be paid to the directors of the New Company unless remuneration is authorized by the shareholders of the New Company.

     3.2  Statutory Auditor
          Upon its formation, the New Company will have one (1) statutory auditor who shall be designated by CANON and CANON SALES. It is understood that pursuant to Japanese law, no remuneration shall be paid to the statutory auditor of the New Company unless remuneration is authorized by the shareholders of the New Company.

     3.3  Independent Auditors
          The New Company's independent auditors shall be an international independent accountant firm having an office in Tokyo, Japan, which shall conduct audits in accordance with generally accepted auditing standards. Neither STAAR, CANON nor CANON SALES should have any obligation to pay said auditing firm.

     3.4  Board of Director's Decisions
          In addition to the matters provided by the Japanese Commercial Code and the matter set forth in the Section 1.1, the following important items concerning the management and the business operation of the New Company shall be decided by the Board of Directors of the New Company, provided that the below-mentioned (a), (d), (e) and (f) shall require unanimous approval of the Board of Directors of the New Company.

          (a) Appointment or removal of the position of President, Executive Vice President or other Directors with specific titles;

          (b) Expansion or important changes of the New Company's facilities, and manufacture of new products;

          (c) Investment to or advance of a new business (including establishment of a subsidiary or participation in the management of other businesses than that handle by the New Company);

          (d) Acquisition or disposal of assets of which value exceed 20% of total book value ^^ all the New Company's assets per single transaction;

          (e) Granting of any mortgage, pledge, charge, or encumbrance in respect of any part of the assets or legal property or contractual rights of the New Company in case such part exceeds 20 % of total book value of all the New Company's assets, or entering into any agreement to do so;

          (f) Borrowing in the principal amount of more than 20 % of total book value of all the New Company's assets per single borrowing;

          (g) Guarantee of any indebtedness owed by any third party;

          (h) Acquisition, disposal or licensing of industrial property right or its license;

          (i) Organization of the New Company, salary payment policy of the New Company, and personnel matters regarding key personnel of the New Company;

          (j) Determination of a basic policy concerning manufacture or sales;

          (k) Determination of a budget or a long-term business plan;

          (l) Conclusion or amendments of an important agreement concerning design, manufacture and sales of products, and of an agreement entered into by or among the New Company and the parties; and

          (m) Determination of any other important matters than those specified in the preceding paragraphs (a) through (l) which affect management or administration of the New Company.

4.   Agreements
     ----------

     4.1 Technical Assistance and License Agreement
         Upon the formation of the New Company, the parties shall cause the
         --------------------------------------------------------------------
         New Company to enter into a technical assistance and license agreement
         ----------------------------------------------------------------------
         with STAAR, which agreement shall be substantially in the form attached
         -----------------------------------------------------------------------
         hereto as Exhibit B.
         -------------------

     4.2 Distribution Agreement
         Upon the formation of the New Company, STAAR will grant to the New
         ------------------------------------------------------------------
         Company a right of first refusal with respect to any distribution of
         --------------------------------------------------------------------
         its products in Japan. If the New Company exercise such right, STAAR
         ---------------------
         and the

         New Company shall enter into an agreement providing for detail terms and conditions of distribution of such products.

    4.3  Purchase Agreement
         Upon the formation of the New Company, STAAR will grant to the New
         ------------------------------------------------------------------
         Company the right to purchase from STAAR such manufacturing equipment
         ---------------------------------------------------------------------
         and tooling as is necessary to manufacture both soft and hard
         -------------------------------------------------------------
         intraocular lenses. If the New Company exercise such right, STAAR and
         ------------------
         the New Company shall enter into an agreement providing for detail terms and conditions of purchase of such manufacturing equipment and tooling.

    4.4  Company's Name License Agreement
         Upon the formation of the New Company, the parties will grant to the New Company a license to use their names as part of the New Company's name.

5.  Partners Continuing Assistance
    ------------------------------

         STAAR, CANON and CANON SALES shall endeavor to assist the New Company until such time as the New Company is operated on its own. To that end, CANON and CANON SALES shall provide to the New Company its initial Production Technicians and (on a part-time basis) its initial Administrative Manager, and STAAR shall provide to the New Company its initial Technical Manager or Managers. All such personnel shall be employees of the New Company. The New Company has no responsibility to reimburse the shareholders of the New Company for costs and expenses (including, but not limited to, accounting, consulting and attorneys' fees) incurred by them.

6.  Restrictions on Assignment, Etc. of Shares
    ------------------------------------------
         No party shall assign, transfer, offer as a security or otherwise
         -----------------------------------------------------------------
         dispose of the whole or any portion of the shares of the New Company
         --------------------------------------------------------------------
         owned by STAAR, CANON and CANON SALES without the prior written consent
         -----------------------------------------------------------------------
         of the other parties.
         --------------------

7.  Termination of Agreement
    ----------------------------

    7.1  Prior to the formation of the New Company, STAAR, CANON or CANON SALES
    ---  -----------------------------------------
         may terminate this Agreement immediately upon the occurrence of any of the following events (provided that in the case of paragraph (2), (3) or (4), the party in respect of which the relevant event has occurred may not terminate this Agreement):

         (1) The Notification concerning Domestic Direct Investment referred to in Section 2.1 is not accepted by the Japanese Government.

     (2) One of the parties cannot pay its debts, or applies for commencement of proceedings in bankruptcy, composition, reorganization or other similar proceedings, or such application is made against such party, or such party decides that it will be dissolved or be put into liquidation proceedings, or terminate its business activities.

     (3) In the event that one of the other parties defaults in performing its obligations hereunder, such default is not cured within ninety (90) days from the date such party receives a notice of such default from STAAR, CANON or CANON SALES.

     (4) One of the parties hereto merges or consolidates with any other person (who is not a party hereto) or disposes of substantially all of its assets to any other person (who is not a party hereto) or any material change occurs in the management of one of the parties hereto, or any person (who is not a party hereto) attempts to acquire all or a substantial portion of the issued and outstanding shares of any party hereto by way of tender offer or otherwise or attempts to acquire all or substantial portion of the business or assets or property of any party hereto.

     (5) An event set forth in Section 8.5 occurs and the continuance thereof has a material adverse effect on the formation or business operation of the New Company.

     (6) In the event that any problem which materially affects the New Company or continuance of the New Company's business activities is not resolved among STAAR, CANON and CANON SALES after they negotiated fully in order to resolve such problem for a period of six (6) months.

7.2 After the formation of the New Company, this Agreement shall remain in effect until all of shares of the New Company owned by STAAR, CANON or CANON SALES are assigned to one of the parties or until the New Company is dissolved.

7.3 After the formation of the New Company, if paragraph (5) of Section 7.1 occurs, STAAR, CANON and CANON SALES shall dissolve the New Company and put into the liquidation proceedings.

7.4 After the formation of the New Company, if any event referred to in paragraph (2) or (3) or (4) of Section 7.1 occurs in respect of any party hereto (such party being hereinafter referred to as the "Defaulting Party"), any of the other parties may request the

        Defaulting Party to assign within sixty (60) days after such request at a book value all of the shares of the New Company held by the Defaulting Party to the requesting party or any person other than the Defaulting Party designated by the requesting party, and upon receipt by the Defaulting Party of such request, the Defaulting Party shall become obligated forthwith to assign the shares of the New Company as aforesaid.

    7.5 After the formation of the New Company, if paragraph (6) of Section 7.1 occurs, STAAR, CANON and CANON SALES shall negotiate about the assignment of all of the shares of the New Company owned by STAAR, CANON or CANON SALES to the other parties, and if such negotiation ends in failure, the New Company shall be dissolved and put into the liquidation proceedings.

8.  General Provisions
    ------------------

    8.1 Reimbursement of Expenses
        The expenses arising from the formation of the New Company, such as the cost of registration of the New Company, etc., shall be reimbursed by the New Company.

    8.2 Modification, Etc. of Agreement
        This Agreement shall not be amended, varied or added without the prior written consent of STAAR, CANON and CANON SALES.

    8.3 Assignment
        STAAR, CANON and CANON SALES shall not assign or transfer all or any part of their rights and obligations under this Agreement to a third party without the prior written consent of other parties.

    8.4 Non-disclosure
        Each party agrees not to disclose to any third party the fact that STAAR, CANON and CANON SALES have made this Agreement or its contents unless the parties mutually agree for a disclosure.

    8.5 Force Majeure
        No party shall be responsible for its non-performance or delay of performance of all or a part of its obligations hereunder directly or indirectly due to natural calamities, orders issued or restrictions imposed by any government, wars, rebellions, strikes, lock-outs, fires, floods or such other causes or accidents as are deemed to be beyond the parties' reasonable control; provided, however, that the affected party shall inform the other parties of such event of force majeure immediately after the occurrence of such event.

          8.6 Notice
              Any notice which is required to be given under this Agreement shall be in writing and shall be given by personal service or by prepaid registered mail addressed to the following addresses or such other addresses as the applicable party may designate:

              To STAAR:

              STAAR Surgical Company
              1911 Walker Avenue
              Monrovia, California 91016, U.S.A.
              Attn:  Chairman

              To CANON:

              Cannon Inc.
              53 Imaikami-cho
              Nakahara-ku, Kawasaki-shi
              Kanagawa Pref. 211, Japan
              Attn:  Chief Executive
                     Optical Products Operations

              To CANON SALES:

              Canon Sales Co., Inc.
              11-28, Mita 3-chome
              Minato-ku, Tokyo 108, Japan
              Attn:  Director and Headquarters' Chief
                     Optical Products Sales Headquarters

              All notices specified hereunder shall be deemed effective when actually received.

          8.7 Governing Law
              The validity, construction and performance of this Agreement shall be governed by and interpreted in accordance with the laws of Japan.

          8.8 Arbitration
              All disputes, controversies or differences which may arise among STAAR, CANON and CANON SALES, out of, in relation to or in connection with this Agreement, shall be finally settled by arbitration in Tokyo, Japan in accordance with the Commercial Arbitration Rules of The Japan Commercial Arbitration Association. The award rendered by arbitrator(s) shall be final and binding upon the parties.

          8.9 Entire Agreement
              This Agreement constitutes the entire agreement among the parties hereto and supersedes all previous negotiations, agreements and commitments in respect thereto.

In witness whereof, the parties have caused this Agreement to be executed in triplicate, and each of the parties has one original.



                                      STAAR Surgical Company



                                      By:  /s/ Tom Waggoner
                                         -------------------------
                                         Thomas R. Waggoner
                                         Chairman



                                      Canon, Inc.



                                      By:  /s/ Torakiyo Yamanaka
                                         -------------------------
                                         Torakiyo Yamanaka
                                         Managing Director and
                                         Chief Executive
                                         Optical Products Operations


                                      Canon Sales Co., Inc.



                                      By:  /s/ H. Fujiwara
                                         -------------------------
                                         Hirosuko Fujiwara
                                         Director and Headquarters' Chief
                                         Optical Products Sales Headquarters

                                   Exhibit A
                                   ---------



                           ARTICLES OF INCORPORATION

                                      OF

                         CANON STAAR KABUSHIKI KAISHA





                         Chapter I. General Provisions

Article 1. Name
---------------

        The name of the Company shall be Canon Staar Kabushiki Kaisha, and, in English, Canon Staar Co., Inc.

Article 2. Objects
------------------

        The objects of the Company shall be to engage in the following business:

        (1) Manufacture and sale of intraocular lenses, surgical packs, phaco emulsification machines, ophthalmic solutions and other pharmaceuticals and medical equipment.

        (2)  Any and all business incidental to the preceding item.

Article 3. Location of Head Office
---------------------------------

        The Company shall have its principal office at Minato-ku, Tokyo.

Article 4. Method of Public Notices
-----------------------------------

        Public notices of the Company shall be made in the

Kampo, the official __azette.



                              Chapter II. Shares


Article 5. Total Number of Shares
---------------------------------

        The total number of shares authorized to be issued by the Company shall be twenty thousand (20,000) shares.

Article 6. Par Value Shares
---------------------------

        All shares to be issued by the Company shall be par value voting common shares and the par value of each share shall be fifty thousand (50,000) yen.

Article 7. New Shares
---------------------

        The Shareholders of the Company shall have the preemptive right to subscribe to all new shares of the Company.

Article 8. Share Certificates
-----------------------------

        The share certificates to be issued by the Company shall all be in registered nominative form, in three (3) denominations, of one (1) share, ten
(10) shares and one hundred (100) shares. Provided, however, that whenever necessary, other denominations of share certificates may be issued by resolution of the Board of Directors.

Article 9. Registration of Transfer
-----------------------------------

        (1) In the case of an application for registration of a transfer of shares because of assignment, an application shall be submitted to the Company in the Company prescribed form together with the applicant's seal impression or the signature in the case of a foreigner accustomed to using a signature, together with the share certificate if such has been issued.

       (2) In the case of an application for registration of transfer of shares in cases other than assignment, the procedures under the preceding paragraph shall be followed and in addition, a document evidencing the acquisition shall be submitted at the request of the Company; provided, however, that when the share certificate has not been issued, it is not necessary to submit the share certificate.

Article 10. Notification
------------------------
       (1) Each shareholder, registered pledgee or his legal representative shall notify the Company of his name and address, and present his seal-impression. Provided, however, that a copy of his signature can be substituted for the seal impression.

       (2) Each shareholder, registered pledgee or his legal representative residing abroad shall establish a provisional address or appoint an agent in Japan, and shall notify the Company of such provisional address or the name and address of such agent in Japan.

       (3) In the case of changes in matters for which notification has been made in accordance with the preceding two paragraphs, the Company shall be notified.

Article 11. Registration of Pledge or Indication of Trust
---------------------------------------------------------
            Property or Cancellation Thereof
            --------------------------------

       In the case of an application for registration of a pledge or for indication of trust property, the application shall be submitted in the Company prescribed form together with the applicant's seal impression or the signature in the case of a foreigner accustomed to using a signature, together with the share certificate, if such has been issued. The same shall also apply in the case of an application for cancellation of such registration or indication.

Article 12. Notice of Non-possession of Share Certificates and
            --------------------------------------------------
            Application for Delivery of Non-possessed Share
            -----------------------------------------------
            Certificates
            ------------

       (1) In the case of notice of non-possession of share certificates the written notice shall be submitted in the Company prescribed form, together with the share certificate; provided, however, that when the share certificate has not been issued, it is not necessary to submit the share certificate.

       (2) In order for a shareholder who has given notice of non-possession of share certificates to apply for the issuance of such share certificates, he shall submit the application in the prescribed form.

Article 13. Representatives of Corporate and Joint-owned Share
--------------------------------------------------------------

       (1) If a shareholder is a corporation, such shareholder shall not file notification of its representative with the Company. In case of a change in the such representative, notification shall be filed with the Company in the Company prescribed form, together with a certified extract of the corporate register.

       (2) Shareholders who own shares jointly shall select a representative and file notification of such representative in the prescribed form. The same shall also apply with regard to any change occurring in such representative.

Article 14. Re-issuance of Share Certificates
---------------------------------------------

       (1) In the case of an application for issuance of a new share certificate due to division or consolidation of share certificates, the application shall be submitted to the Company in the prescribed form, together with the share certificates.

        (2) In the case of an application for issuance of a new share certificate due to loss of share certificate, the application shall be submitted to the Company in the prescribed form, together with an original or an authenticated copy or a certified copy of the judgment of nullification.

        (3) In the case of an application for issuance of a new share certificate due to defacement or destruction of share certificate, the application shall be submitted in the prescribed form, together with the share certificate; provided, however that if it is difficult to ascertain the information on the share certificate concerned or the genuineness thereof, the procedures under the preceding paragraph (2) shall be followed.


Article 15. Fee
---------------

        Any person making any request under Articles 9, 10 and 13 shall pay to the Company such fees as the Company may from time to time determine.

Article 16. Restrictions of Transfer
------------------------------------

        The Shareholders shall not assign any of the shares of this Company held by them, or any pre-emptive right to new shares allotted to them without obtaining the approval by resolution of the Board of Directors thereto in advance.

Article 17. Record Date
-----------------------

        (1) The shareholders who are entitled to exercise their rights as shareholders at the ordinary general meeting of shareholders for each fiscal year shall be those shareholders entitled to vote and appearing in the register of shareholders as of the last day of such fiscal year.

        (2) In addition to the preceding paragraph, the Company may, whenever the need arises and by giving two (2) weeks prior notice thereof suspend the register of shareholders as of a certain date in which case only those shareholders or registered pledges appearing in the register of shareholders as of said date shall be shareholders or pledgees who are entitled to exercise the rights thereof.



                 Chapter III. General Meeting of Shareholders


Article 18. Holding of General Meeting
--------------------------------------

        (1) The ordinary general meeting of shareholders shall be convened within three (3) months after the end of each fiscal year and an extraordinary general meeting of shareholders shall be convened whenever necessary.

        (2) A general meeting of shareholders of the Company shall be held at the head office of the Company or at such place to which all shareholders agree in writing.

        (3) Notice of any general meeting of shareholders shall be dispatched at least fourteen (14) days before the day set for such meeting. The notice shall set forth the agenda of the meeting and shall be handed, mailed (by postage prepaid registered airmail to the shareholders with addresses outside of Japan), or cabled by prepaid telegram. Said fourteen (14) days period of notice may be shortened by written agreement of all the shareholders.

        (4) Unless otherwise provided by laws or ordinances, a general meeting of shareholders shall be convened by the Representative Director in accordance with the resolution of the Board of Directors.

        (5) If the Representative Director is unable to act, such meeting shall be convened by another Director in accordance with the order prescribed in advance by resolution of the Board of Directors.

Article 19. Chairmanship
------------------------

     (1) The chairmanship of a general meeting of shareholders shall be assumed by the Representative Director, provided that if the Company has more than one Representative Director, such chairmanship shall be assumed in accordance with the order prescribed in advance by resolution of the Board of Directors.

     (2) If the Representative Director is unable to act, such chairmanship shall be assumed by another Director in accordance with the order prescribed in advance by resolution of the Board of Directors.

Article 20. Method of adopting resolutions
------------------------------------------

     Unless otherwise provided by mandatory provisions of laws or ordinances or by these Articles of Incorporation, the presence of shareholders representing a majority of all the issued shares shall be required to make a quorum, and resolutions at a general meeting of shareholders shall be adopted by the affirmative vote of a majority of shareholders present at a meeting where a majority of all shareholders is present or represented.

Article 21. Exercise of Voting Rights by Proxy
----------------------------------------------

     Shareholders may exercise their votes by proxy. In such case, the proxy shall file with the Company a document evidencing his authority prior to each general meeting of shareholders.

Article 22.  Minutes of General Meeting
---------------------------------------

        The substance of the proceedings at a general meeting of shareholders and the results thereof shall be recorded in minutes of the meeting, which shall bear the signatures or the names and seals of the Chairman and of the Directors present at the meeting, and shall be kept in the Company's principal office. An English translation of all such minutes shall be made and shall bear the signatures or the names and seals of the Chairman and of the Directors present.


        Chapter IV.  Directors, Auditors and Board of Directors

Article 23.  Number of Directors and Auditors
---------------------------------------------

        The Company shall have three (3) Directors and one (1) Auditor.

Article 24.  Election
---------------------

        The election of Directors shall not be made by cumulative voting.

Article 25.  Term of Office
---------------------------

        (1) The term of office of Directors and Auditors shall expire upon conclusion of the ordinary general meeting of shareholders for the last fiscal year within two (2) years after their assumption of office.

        (2) The term of office of Directors and/or Auditors elected to fill a vacancy shall expire with the expiration of the remaining term of office of the retired Director and/or Auditor.

        (3) The term of office of Directors elected by reason of an increase in the number of Directors shall expire with the expiration of the remaining term of office of the other Directors presently in office.

Article 26. Representative Directors
------------------------------------

       (1) Not more than three (3) Representative Directors to represent the Company shall be elected by resolution of the Board of Directors.

       (2) Each Representative Director is authorized to represent the Company.

Article 27. Directors with Specific Titles
------------------------------------------

       By resolution of the Board of Directors, the Company shall have a President and other Directors with specific titles.

Article 28. Convening and Presiding
-----------------------------------

       (1) Unless otherwise provided by laws or ordinances, a meeting of the Board of Directors shall be convened and presided over by the President.

       (2) If the President is unable to act, such meeting shall be convened and presided over by another Director in accordance with the order prescribed in advance by resolution of the Board of Directors.

       (3) Notice of convocation of a meeting of the Board of Directors shall be dispatched to each Director and each Statutory Auditor at least ten (10) days before the date of such meeting; provided, however, that such period may be shortened to three (3) days in case of necessity and that, with the consent of all directors, the convocation procedures may be omitted.

Article 29. Board of Directors
------------------------------

        (1) The Board of Directors shall be composed of the Directors and, in addition to the matters provided by laws or ordinances or by these Articles of Incorporation, shall make decisions regarding the execution of important business of the Company.

        (2) The Board of Directors shall supervise the execution by Directors of their duties.

        (3) The Board of Directors shall receive reports on the progress of execution of business from the President or a Director named by him, at least once every three months.

Article 30. Resolutions
-----------------------

        (1) Resolutions at a meeting of the Board of Directors shall be adopted by the majority vote of the Directors present, who shall constitute at least two
(2) Directors.

        (2) Directors having special interest in any resolution under the preceding paragraph shall not participate in the voting on such resolution.

        (3) The number of Directors who can not participate in the voting on a resolution in accordance with the provision of the preceding paragraph shall not be counted in number of Directors under paragraph 1.

Article 31. Minutes of Meetings
-------------------------------

        The substance of proceedings at a meeting of the Board of Directors and the results thereof shall be recorded in minutes of the meeting, which shall bear the signatures or the names and seals of the Chairman and of the Directors present at the meeting, and shall be preserved in the Company's head office. An English translation of all such minutes shall be made and shall bear the signatures or the names and seals of the Chairman and of the Directors present.


                             Chapter V. Accounting

Article 32. Fiscal Year
-----------------------

     The fiscal year of the Company shall be from January 1 to December 31 of the same year each year, and the settlement of accounts of the Company shall be made at the end of the fiscal year.

Article 33. Dividends and Interim Dividends
-------------------------------------------

     (1) Dividends shall be paid to the shareholders or pledgees appearing on the register of shareholders as of the last day of each fiscal year.

     (2) By resolution of the Board of Directors, the Company may distribute interim dividends to the shareholders or pledgees appearing on the register of shareholders as of June 30 each year.

     (3) Dividends and/or interim dividends shall revert to the company when not received within three (3) years after the day when they first become payable.

     (4) No interest shall accrue on dividends and/or interim dividends.


                     Chapter VI. Supplementary Provisions

Article 34. Shares to be Issued at the Time of Incorporation
------------------------------------------------------------

     The number of shares to be issued by the Company at the time of incorporation shall be seven thousand and five hundred (7,500) common par value shares, and the issuing price shall be fifty-thousand (50,000) yen per share.

Article 35. Term of Office of the First Directors and the First Statutory
-------------------------------------------------------------------------
            Auditors
            --------

     Notwithstanding the provisions of Article 25, the term of office of the first Directors and the first Statutory Auditors shall expire at the conclusion of the first ordinary general meeting of shareholders after their assumption of office.

Article 36. First Fiscal Year
-----------------------------

     The first fiscal year of the Company shall be from the day of its incorporation until the 31st day of December of the year of its incorporation.

Article 37. Promoters
---------------------

     The names and addresses of the promoters as well as the number of shares subscribed to by each of them are as follows:


         Number of Shares                Name and Address of Promoter
         ----------------                ----------------------------
(1)     share
(2)     share
(3)     share
(4)     share
(5)     share
(6)     share
(7)     share

        The undersigned promoters for Canon Sta____ Co., Inc. have made these Articles of Incorporation in accordance with the provisions of the Commercial Code of Japan and have hereunto affixed their signatures or names and seals, with their respective addresses, this ____ day of _____________, 1988.



        (1)  _________________________________________
        (2)  _________________________________________
        (3)  _________________________________________
        (4)  _________________________________________
        (5)  _________________________________________
        (6)  _________________________________________
        (7)  _________________________________________

                                   Exhibit B
                                   ---------

                  TECHNICAL ASSISTANCE AND LICENSE AGREEMENT
                  ------------------------------------------


     THIS AGREEMENT, entered into as of the ____ day of _________, 1988, by and between STAAR Surgical Company, a corporation organized and existing under the laws of the State of Delaware, U.S.A., with head office at 1911 Walker Avenue, Monrovia, California 91016, U.S.A. (hereinafter referred to as "STAAR") and Canon Staar Co., Inc., a company organized and existing under the laws of Japan, with head office at __________________________________, Japan (hereinafter referred to as the "JV").


                                  WITNESSETH:


     WHEREAS, STAAR, Canon Inc., a Japanese corporation with head office at 30-2, Shimomaruko 3-chome, Ohta-ku, Tokyo, Japan and Canon Sales Co., Inc., a Japanese corporation with head office at 11-28, Mita 3-chome, Minato-ku, Tokyo, Japan have jointly organized the JV pursuant to the Joint Venture Agreement of ______________, 1988; and

     WHEREAS, the JV desires to obtain a fully paid-up, license under the patent applications, patents, technical information, knowhow and other intellectual property owned or controlled by STAAR to manufacture and market throughout the world certain intraocular and other products; and

     WHEREAS, STAAR agrees to grant the JV subject to agreements previously made by STAAR with third parties, such a license under the patent applications, patents, technical information, knowhow and other intellectual property owned or controlled by STAAR.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE 1 - DEFINITIONS
-----------------------

     1.1 The term "LICENSED PATENTS" as used herein shall mean any and all patents, applications for patent (including utility models) throughout the world owned or controlled by STAAR now and hereafter or under which STAAR has the right to license now and hereafter, any and all corresponding patents in any country of the world, any and all patents (including utility models) resulting from continuations, continuations-in-part, divisions and changes of application of any such applications for patent, and any and all reissues, reexaminations or extensions of any such patents, including, but not limited to, Japanese patent applications in the Appendix attached to this Agreement.

     1.2 The term "LICENSED TECHNOLOGY" as used herein shall mean any and all intellectual property, including but not limited to, the LICENSED PATENTS, copyright rights, software, drawings, knowhow, inventions, technical documentation and specifications relating to intraocular lenses, surgical packs, phaco emulsification machines, ophthalmic solutions, other pharmaceuticals and medical equipment, owned or controlled by STAAR now and hereafter or under which STAAR has the right to license now and hereafter.

     1.3 The term "EFFECTIVE DATE" as used herein shall mean the day on which this Agreement becomes effective in accordance with ARTICLE 5, Paragraph 5.1 of this Agreement.


ARTICLE 2 - GRANT
-----------------

     2.1 STAAR grants to the JV under the LICENSED TECHNOLOGY a royalty free and payment free, fully paid-up, irrevocable, exclusive license to make, have made, use, sell, lease or otherwise dispose of any products in Japan, and grants to the JV under the LICENSED TECHNOLOGY a royalty free and payment free, fully paid-up, irrevocable, non-exclusive license to use, sell, lease

The JV has the right to use the LICENSED TECHNOLOGY to make any products pursuant to the licenses granted in this Paragraph 2.1.


     2.2 The JV is authorized to apply to the Japanese Patent Office for the creation of the registration of the exclusive-license granted herein under the laws of Japan at any time during the term of this Agreement. STAAR agrees, upon request by the JV, to execute all necessary documents and to take all reasonable steps to assist the JV in the creation of such registration.


ARTICLE 3 - TRANSFER AND TRAINING
---------------------------------


     3.1  Transfer - Within a certain period from the EFFECTIVE DATE which such
          --------
period shall be agreed upon between the parties, STAAR agrees to provide to the JV the LICENSED TECHNOLOGY in written or other tangible form to enable the JV to make, sell and service products, pursuant to the licenses set forth in ARTICLE 2, Paragraph 2.1 hereof.


     3.2  Training - Within a certain period from the EFFECTIVE DATE which such
          --------
period shall be agreed upon between the parties, STAAR agrees to provide the following training program at the JV's premises to engineers and/or employees of the JV:
          (a) General. Explanations of the LICENSED TECHNOLOGY;
          (b) Basic manufacturing and service trainings for products in utilizing the LICENSED TECHNOLOGY.


     3.3  Consulting Services - Within a period beginning on the EFFECTIVE DATE
          -------------------
of this Agreement, STAAR agrees to give the continuing assistance in starting up the JV's manufacture of the products.


ARTICLE 4 - PAYMENT
-------------------


     4.1 In consideration of the licenses and right granted herein, the JV agrees to pay STAAR the sum of Three Million from the EFFECTIVE DATE of this Agreement.


     4.2 The payment by the JV to STAAR shall, except in the case where STAAR specifically designates, be made in the United States currency to the bank account designated by STAAR. In the event the JV is required to withhold income tax imposed by the Government of Japan at the source on the payment to be made by the JV to the STAAR hereunder, the JV may as of the time of payment deduct the sum of the Japanese income tax from the payment to be made to STAAR, which sum shall not exceed the rate stipulated in the Convention between Japan and the United States of America for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Taxes on Income. In the event the JV withheld and paid such income tax, the JV shall transmit to STAAR official tax receipt or other evidence issued by the appropriate Japanese tax authorities sufficient to enable STAAR to support a claim for United States tax credit, in respect of any such tax withheld and paid, against income taxes which may be levied by the United States Government.



ARTICLE 5 - TERM AND TERMINATION
--------------------------------

     5.1 This Agreement shall become effective on the day on which governmental clearance hereof is obtained under the foreign exchange and foreign trade control law of Japan, and shall continue in effect until such time when the parties agree to terminate.


ARTICLE 6 - WARRANTY AND INDEMNIFICATION
----------------------------------------

     6.1 STAAR represents and warrants that it has the right to grant the right and licenses granted by it herein, and that it has not granted any right or license to any third party which will prevent STAAR from granting such right or licenses to the JV.

patent or utility model or to maintain any patent or utility model in force. STAAR agrees to consult with the JV prior to abandoning any application for patent or utility model, or any patent or utility model by giving the JV prior written notice thereof and granting to the JV a first right of refusal for obtaining such application, patent or utility model at the JV's expense.

        6.3 If any claim that the manufacture, use, sell, lease and/or other disposition of the products under the LICENSED TECHNOLOGY license granted hereunder constitutes infringement of any third party's patent, utility model or other intellectual property is brought against the JV, its agents, distributors and/or customers, STAAR shall, at its own expense, defend such claim and hold the JV, its agents, distributors and/or customers harmless from any loss, expense, cost or damage suffered from or incurred by the JV, its agents, distributors and/or customers, provided the JV shall promptly notify STAAR of such claim and shall cooperate in the defense thereof. STAAR's liability to the JV under this Paragraph 6.3 shall not exceed One Million United States Dollars (U.S. $1,000,000).


ARTICLE 7 - GENERAL PROVISIONS
------------------------------

        7.1  Modification, Etc. of Agreement - This Agreement shall not be
             -------------------------------
amended, varied or added without the prior written consent of STAAR and the JV.

        7.2  Assignment - This Agreement may not be assigned or transferred in
             ----------
whole or in part by any party to any third party without the prior written consent of the other party.

        7.3  Non-Disclosure - Neither party shall, without first securing the
             --------------
written consent of the other, disclose any of the terms and conditions hereof to any third party, except as required by law or government regulation.

^^^ is required to be given under this Agreement shall be in writing and shall be given by personal service or by prepaid registered air mail addressed to the following addresses or such other addresses as the applicable party may designate:

        To STAAR:       STAAR Surgical Company
                        1911 Walker Avenue
                        Monrovia, California 91016
                        U.S.A.
                        Attn:  Chairman

        To the JV:



        All notices specified hereunder shall be deemed effective when actually received.

        7.5  Governing Law - The validity, construction and performance of this
             -------------
Agreement shall be governed by and interpreted in accordance with the laws of Japan.

        7.6  Entire Agreement - This Agreement constitutes the entire agreement
             ----------------
between the parties hereto and supercedes all previous negotiations, agreements and commitments in respect thereto.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate, and each of the parties has one original.

STAAR SURGICAL COMPANY                  CANON STAAR CO., INC.

By: /s/ Tom Waggoner                    By:
   -------------------------               ------------------------
   Thomas R. Waggoner
   Chairman

                                   APPENDIX
                                   --------

                  Japanese Patent Application No. 18005/1983
                  Filed: February 5, 1983
                  Laid Open: August 31, 1983 (No. 146346/1983)

                  Japanese Patent Application No. 134221/1983
                  Filed: July 22, 1983
                  Laid Open: March 6, 1984 (No. 40860/1984)

                  Japanese Patent Application No. 134222/1983
                  Filed: July 22, 1983
                  Laid Open: April 17, 1984 (No. 67944/1984)

                  Japanese Patent Application No. 225057/1986
                  Filed: September 25, 1986
                  Laid Open: May 20, 1987 (No 109563/1987)

                  Japanese Patent Application No. 226364/1986
                  Filed: September 26, 1986
                  Laid Open: May 20, 1987 (No. 109564/1987)